SUBJECT TO REVISION
MARKETING MATERIALS DATED JUNE 5, 2002




--------------------------------------------------------------------------------


                           $380,000,000 (APPROXIMATE)

                               AMERICAN BUSINESS
                            FINANCIAL SERVICES INC.

                                [GRAPHIC OMITTED]


                         ABFS MORTGAGE LOAN TRUST 2002-2
                MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-2


                         AMERICAN BUSINESS CREDIT, INC.
                                    SERVICER


              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
                                    DEPOSITOR




                                  JUNE 5, 2002

--------------------------------------------------------------------------------
CREDIT SUISSE/FIRST BOSTON

                                                 ABFS MORTGAGE LOAN TRUST 2002-2
                               MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-2
                                                      $380,000,000 (APPROXIMATE)
--------------------------------------------------------------------------------


DISCLAIMER

Attached is the preliminary Marketing Materials describing the structure, collateral pool and certain aspects of ABFS Mortgage Loan Trust 2002-2. The Marketing Materials are for informational purposes only and are subject to modification or change. The information and assumptions contained therein are preliminary and will be superseded by a prospectus, prospectus supplement and by any other additional information subsequently filed with the Securities and Exchange Commission or incorporated by reference in the Registration Statement.

Neither American Business Financial Services, Inc. nor Credit Suisse First Boston Corporation, nor any of their respective affiliates makes any representation as to the accuracy or completeness of any of the information set forth in the attached Marketing Materials. Neither this sheet nor the cover sheet are part of the Marketing Materials.



A REGISTRATION STATEMENT (INCLUDING A BASE PROSPECTUS) RELATING TO THE CERTIFICATES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND DECLARED EFFECTIVE. THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT RELATING TO THE SECURITIES WILL BE FILED AFTER THE SECURITIES HAVE BEEN PRICED AND ALL OF THE TERMS AND INFORMATION ARE FINALIZED. THIS COMMUNICATION IS NOT AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE. INTERESTED PERSONS ARE REFERRED TO THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT TO WHICH THE SECURITIES RELATE. ANY INVESTMENT DECISION SHOULD BE BASED ONLY UPON THE INFORMATION IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT AS OF THEIR PUBLICATION DATES.



--------------------------------------------------------------------------------
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT SUISSE/FIRST BOSTON

                                                 ABFS MORTGAGE LOAN TRUST 2002-2
                               MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-2
                                                      $380,000,000 (APPROXIMATE)
--------------------------------------------------------------------------------

PRELIMINARY INFORMATION ONLY
OFFERED CERTIFICATES

                                                                                               PRINCIPAL      PRINCIPAL
                  PRINCIPAL                              EXPECTED RATING      WAL (YRS)      WINDOW(MTHS)    WINDOW(MTHS)
  CLASS(3)      AMOUNT ($)(1)     CERTIFICATE TYPE        (MOODY'S/S&P)      CALL/MAT(2)      TO CALL(2)     TO MATURITY
-------------- ---------------- --------------------- --------------------- -------------- ---------------- -------------
  A-1            70,200,000       Fixed Sequential          Aaa/AAA           0.90/0.90     07/02 - 03/04   07/02 - 03/04
  A-2            24,200,000       Fixed Sequential          Aaa/AAA           2.00/2.00     03/04 - 11/04   03/04 - 11/04
  A-3            33,700,000       Fixed Sequential          Aaa/AAA           3.00/3.00     11/04 - 06/06   11/04 - 06/06
  A-4(4)         19,500,000       Fixed Sequential          Aaa/AAA           5.00/5.00     06/06 - 11/08   06/06 - 11/08
  A-5(4)         16,650,000       Fixed Sequential          Aaa/AAA          8.27/10.74     11/08 - 02/11   11/08 - 02/19
  A-6(4)         18,250,000      Lockout Sequential         Aaa/AAA           6.47/6.60     07/05 - 02/11   07/05 - 02/19
  A-7(4)        150,000,000      Fixed Pass-Through         Aaa/AAA                                 NOT OFFERED
  A-IO         75,900,000(5)          Fixed IO              Aaa/AAA           1.90/1.90          N/A             N/A
  M-1(4)         20,900,000       Fixed Mezzanine            Aa2/AA           5.78/6.33     07/05 - 02/11   07/05 - 05/17
  M-2(4)         17,100,000       Fixed Mezzanine             A2/A            5.78/6.25     07/05 - 02/11   07/05 - 01/16
  B(4)            9,500,000       Fixed Subordinate        Baa2/BBB           5.78/6.10     07/05 - 02/11   07/05 - 02/14
-------------- ---------------- --------------------- --------------------- -------------- ---------------- -------------
  TOTAL:        380,000,000
-------------- ---------------- --------------------- --------------------- -------------- ---------------- -------------


                ASSUMED FINAL
                 DISTRIBUTION     EXPECTED
  CLASS(3)           DATE       LEGAL FINAL
-------------- --------------- -------------
  A-1              Mar-04         Mar-04
  A-2              Nov-04         Nov-04
  A-3              Jun-06         Jun-06
  A-4(4)           Nov-08         Nov-08
  A-5(4)           Feb-11         Jun-33
  A-6(4)           Feb-11         Feb-19
  A-7(4)                          Jun-33
  A-IO               NA             NA
  M-1(4)           Feb-11         Jun-33
  M-2(4)           Feb-11         Jun-33
  B(4)             Feb-11         Jun-33
-------------- --------------- -------------
  TOTAL:
-------------- --------------- -------------

(1) The principal balance of each Class of Offered Certificates is subject to a +/- 5% variance.

(2)   See "Pricing Prepayment Speed" herein.

(3) The Certificates are subject to a 10% Clean-up Call (as described herein). After the first distribution date on which the Clean-up Call is exercisable, the coupon on the Class A-5, Class A-7, Class M-1, Class M-2 and Class B Certificates will increase by 0.50%.

(4) The Class A-4, Class A-5, Class A-6, Class A-7, Class M-1, Class M-2 and Class B Certificates are expected to be subject to the Net WAC Cap (as described herein).

(5) The Class A-IO Certificate does not have a certificate principal balance but will accrue interest at a rate of 10.00% per annum for 30 months on a scheduled notional amount as described herein.


--------------------------------------------------------------------------------
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT SUISSE/FIRST BOSTON

                                                 ABFS MORTGAGE LOAN TRUST 2002-2
                               MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-2
                                                      $380,000,000 (APPROXIMATE)
--------------------------------------------------------------------------------


SUMMARY OF TERMS

 TRANSACTION:                   ABFS Mortgage Loan Trust 2002-2 Mortgage
                                Pass-Through Certificates, Series 2002-2

 CERTIFICATES OFFERED:          $380,000,000 Mortgage Pass-Through Certificates

 SERVICER:                      American Business Credit, Inc., will be the
                                servicer of the mortgage loans.

 SUBSERVICERS:                  Upland Mortgage and American Business Mortgage
                                Services, Inc. will act as subservicers with respect to the mortgage loans.

 SELLER: ABFS 2002-2, Inc., a Delaware corporation, will be the seller of the mortgage loans.

 DEPOSITOR:                     Credit Suisse First Boston Mortgage Securities
                                Corp.

 LEAD UNDERWRITER:              Credit Suisse First Boston

 CO-UNDERWRITER:                Bear, Stearns & Co. Inc.

 TRUSTEE:                       JPMorgan Chase Bank

 CERTIFICATE RATINGS:           The Certificates are expected to receive ratings
                                from Moody's Investors Service, Inc., and
                                Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. as set forth on the first page of the Term Sheet

 EXPECTED PRICING DATE:         Week of  June [3], 2002

 EXPECTED SETTLEMENT DATE:      June [27], 2002

 DISTRIBUTION DATE:             15th of each month, or the next succeeding
                                Business Day (First Payment Date: July 15, 2002)

 CUT-OFF DATE:                  Close of business, May 31, 2002

 PRICING SPEED:                 23% HEP


                                2.3% CPR in month one, increase by approximately 2.3% CPR each month to 23% CPR in month ten, and remain at 23% CPR thereafter.

 MORTGAGE LOANS:                The statistical information presented herein is
                                a projection of the expected collateral pool and reflects the pool of fixed rate, first and second lien mortgage loans existing as of the statistical calculation date. The aggregate outstanding principal balance of the mortgage loans as of the statistical calculation date is approximately $245,400,338.24 and will consist of business or consumer purpose residential home equity loans.


                                The actual collateral will be accumulated before the Closing Date to reach the expected closing pool balance of approximately $380,000,000. The characteristics of such additional collateral are not expected to be materially different from the collateral information presented herein.

 SENIOR CERTIFICATES:           Class A-1 through Class A-7 and Class A-IO

 SEQUENTIAL CERTIFICATES:       Class A-1 through Class A-6

 SUBORDINATE CERTIFICATES:      Class M-1, Class M-2, and Class B Certificates

 DUE PERIOD:                    The calendar month preceding the calendar month
                                in which the related Distribution Date occurs.

 DELAY DAYS:                    14 days on all Certificates

 DAY COUNT:                     30/360 on all Certificates

 ACCRUED INTEREST:              All Certificates settle with accrued interest
                                from June 1, 2002

 INTEREST ACCRUAL PERIOD:       With respect to all Certificates interest
                                accrues during the calendar month preceding the calendar month of the current Distribution Date

 CLEARING:                      DTC, Euroclear or Clearstream

 SMMEA ELIGIBILITY:             The notes will not constitute "mortgage related
                                securities" for purposes of SMMEA

 ERISA ELIGIBILITY:             All Offered Certificates are expected to be
                                ERISA eligible

 TAX STATUS:                    One or more REMICs for Federal income tax
                                purposes (exclusive of the Net WAC Cap Carryover
                                Funds)

 OPTIONAL TERMINATION:          The transaction is eligible for call when the
                                aggregate outstanding principal balance of the mortgage loans is reduced to 10% of the Cut-Off
                                Date principal balance of such loans. After the first Distribution Date on which the Clean-up
                                Call is exercisable, the coupon on the Class
                                A-5, Class A-7, Class M-1, Class M-2 and Class B
                                Certificates will increase by 0.50%.

 SERVICING ADVANCES:            The Servicer will be required to make an advance
                                of its own funds with respect to delinquent payments of interest on each mortgage loan. The
                                Servicer is obligated to make advances only if in its judgment, such advances are reasonably recoverable from future payments and collections of the related mortgage loan. If the Servicer determines on any Determination Date to make an advance, such advance will be included with the distribution to Certificateholders on the related Distribution Date.

 SERVICING FEE:                 The Servicer shall be paid a servicing fee of
                                0.50% per annum of the principal of each mortgage loan as of the first day of the related
                                Due Period plus any late fees, prepayment fees and other similar fees on the mortgage loans collected by the Servicer during the related Due
                                Period.

 COMPENSATING INTEREST:         The Servicer will be required to remit any
                                interest shortfalls due to the receipt of less than thirty days of accrued interest with a full prepayment up to the amount of the Servicing Fee for the related period.

 NET WAC CAP:                   As to any Distribution Date the weighted average
                                coupon rate of the mortgage loans less (i) the Servicing Fee, (ii) the Trustee Fee and (iii) the product of (a) 10.00% per annum and (b) a fraction, the numerator of which is the Class
                                A-IO notional amount for that period and the denominator of which is the aggregate mortgage loan principal balance as of the beginning of that period.

 NET WAC CAP CARRYOVER:         As to any Distribution Date and the Class A-4,
                                Class A-5, Class A-6, Class A-7, Class M-1,
                                Class M-2 and Class B Certificates, the sum of
                                (a) the excess, if any, of the class monthly interest amount, calculated at the applicable certificate rate without regard to the Net WAC
                                Cap, over the class monthly interest amount for the applicable Distribution Date, (b) any Net
                                WAC Cap Carryover remaining unpaid from prior
                                Distribution Dates and (c) one month's interest on the amount in clause (b) to the extent permitted by applicable law, calculated at the applicable certificate rate without regard to the Net WAC Cap.

 CLASS PRINCIPAL                As to any Class of Subordinate Certificates and
 CARRYOVER SHORTFALL:           any Distribution CARRYOVER SHORTFALL: Date, the
                                excess, if any, of (i) the sum of (x) the amount of the reduction in the Certificate Principal
                                Balance of that Class of Subordinate
                                Certificates on such Distribution Date as a result of realized loss amounts and (y) the amount of such reductions on prior Distribution
                                Dates over (ii) the amount distributed in respect of the Class Principal Carryover
                                Shortfall to such Class of Subordinate
                                Certificates on prior Distribution Dates.

 CLASS INTEREST CARRYOVER       As to any class of Certificates and any
 SHORTFALL:                     Distribution Date, an amount equal to the sum of
                                (1) the excess of the class monthly interest
                                amount (the amount to which the class is
                                entitled in the absence of any shortfall but
                                after giving effect to the Net WAC Cap) for the
                                preceding Distribution Date and any outstanding
                                Class Interest Carryover Shortfall with respect
                                to that class from any preceding Distribution
                                Dates, over the amount in respect of interest
                                that is actually distributed to the holders of
                                the class on the preceding Distribution Date
                                plus (2) one month's interest on the excess, to
                                the extent permitted by law, at the related
                                certificate rate.
 CLASS A-6 PRINCIPAL
 DISTRIBUTION AMOUNT:           The Class A-6 Principal Distribution Amount is
                                equal to the Class A-6 Lockout Percentage for such date multiplied by the Class A-6 pro-rata percentage of the Senior Principal Distribution
                                Amount (excluding any distribution to the Class
                                A-7 Certificates).


                                The Class A-6 Lockout Percentage is equal to the following:

                                             DISTRIBUTION DATE
                                       CLASS A-6 LOCKOUT PERCENTAGE


                                                             1 - 36
                                       0%


                                                            37 - 60
                                       45%


                                                            61 - 72
                                       80%


                                                            73 - 84
                                      100%


                                                       85 and thereafter
                                      300%




 SENIOR PRINCIPAL               Prior to the Stepdown Date and on any
 DISTRIBUTION AMOUNT:           Distribution Date thereafter on which a Trigger
                                Event is in effect, the Senior Principal
                                Distribution Amount will equal 100% of the Principal Distribution Amount.

                                On or after the related Stepdown Date, assuming a Trigger Event is not in effect, the Senior Principal Distribution Amount will equal the least of (1) the Principal Distribution Amount,
                                (2) the excess of the outstanding balance of the Senior Certificates immediately prior to the related Distribution Date over the lesser of (a) approximately 68.00% times the aggregate outstanding principal balance of the mortgage loans on the last day of the related Due Period and (b) the aggregate outstanding principal balance of the mortgage loans on the last day of the related Due Period minus the OC floor of 0.50% of the aggregate principal balance of the mortgage loans as of the Cut-off Date (the "OC Floor") and (3) the outstanding principal balance of the Senior Certificates immediately prior to the related Distribution Date.


                                The remainder of the Principal Distribution
                                Amount, if any, will be allocated to the Subordinate Certificates to maintain their Stepdown Percentages.

 CLASS M-1 PRINCIPAL            Prior to the Stepdown Date and on any
 DISTRIBUTION AMOUNT:           Distribution Date thereafter on which a Trigger
                                Event is in effect, 0% if any Senior
                                Certificates remain outstanding or 100% of the Principal Distribution Amount if the Senior
                                Certificates have been reduced to zero.

                                Following the Stepdown Date and to the extent a Trigger Event is not in effect, the least of (1) the Principal Distribution Amount remaining after distribution of the Senior Principal Distribution Amount on the related Distribution Date, (2) the excess of (i) the sum of (a) the aggregate outstanding principal balance of the Senior Certificates after distribution of the Senior Principal Distribution Amount on the related Distribution Date and (b) the outstanding balance of the Class M-1 Certificates immediately prior to the related Distribution Date over (ii) the lesser of (a) approximately 79.00% of the outstanding principal balance of the mortgage loans on the last day of the related Due Period and (b) the outstanding principal balance of the mortgage loans on the last day of the related Due Period minus the OC Floor and (3) the outstanding principal balance of the Class M-1 Certificates immediately prior to the related Distribution Date.

 CLASS M-2 PRINCIPAL            Prior to the Stepdown Date and on any
 DISTRIBUTION AMOUNT:           Distribution Date thereafter on which a Trigger
                                Event is in effect, 0% if any of the Senior and Class M-1 Certificates remain outstanding; 100% of the Principal Distribution Amount if the Senior and Class M-1 Certificates have been reduced to zero.

                                Following the Stepdown Date and to the extent a Trigger Event is not in effect, the least of (1) the Principal Distribution Amount remaining after distribution of the Senior and Class M-1 Principal Distribution Amounts on the related Distribution Date, (2) the excess of (i) the sum of (a) the aggregate outstanding principal balance of the Senior and Class M-1 Certificates after distribution of the Senior and Class M-1 Principal Distribution Amounts on the related Distribution Date and (b) the outstanding balance of the Class M-2 Certificates immediately prior to the related Distribution Date over (ii) the lesser of (a) approximately 88.00% of the outstanding principal balance of the mortgage loans on the last day of the related Due Period and (b) the outstanding principal balance of the mortgage loans on the last day of the related Due Period minus the OC Floor and (3) the outstanding principal balance of the Class M-2 Certificates immediately prior to the related Distribution Date.

 CLASS B PRINCIPAL              Prior to the Stepdown Date and on any
 DISTRIBUTION AMOUNT:           Distribution Date thereafter on which a Trigger
                                Event is in effect, 0% if any of the Senior, Class M-1 and Class M-2 Certificates remain outstanding; 100% of the Principal Distribution
                                Amount if the Senior Certificates and Class M-1 and Class M-2 Certificates have been reduced to zero.

                                Following the Stepdown Date and to the extent a Trigger Event is not in effect, the least of (1) the Principal Distribution Amount remaining after distribution of the Senior, Class M-1 and Class M-2 Principal Distribution Amounts on the related Distribution Date, (2) the excess of (i) the sum of (a) the aggregate outstanding principal balance of the Senior, Class M-1 and Class M-2 Certificates after distribution of the Senior, Class M-1 and Class M-2 Principal Distribution Amounts on the related Distribution Date and (b) the outstanding balance of the Class B Certificates immediately prior to the related Distribution Date over (ii) the lesser of (a) approximately 93.00% of outstanding principal balance of the mortgage loans on the last day of the related Due Period and (b) the outstanding principal balance of the mortgage loans on the last day of the related Due Period minus the OC Floor and (3) the outstanding principal balance of the Class B Certificates immediately prior to the related Distribution Date.

 CLASS A-IO NOTIONAL            The Class A-IO Certificate does not have a
 AMOUNT:                        Certificate Principal Balance but will accrue
                                interest at a rate of 10.00% per annum on its Notional Amount. The "Notional Amount" of the
                                Class A-IO Certificates will be equal to the lesser of (i) the outstanding principal balance of the mortgage loans on the first day of the related Due Period and (ii) the applicable amount set forth in the following schedule:


                                                 DUE PERIOD
                                         CLASS A-IO NOTIONAL AMOUNT

                                                 DUE PERIOD
                                         CLASS A-IO NOTIONAL AMOUNT


                                                               1
                                     75,900,000

                                                               17
                                     59,300,000


                                                               2
                                     75,900,000

                                                               18
                                     59,300,000


                                                               3
                                     75,900,000

                                                               19
                                     58,700,000


                                                               4
                                     74,700,000

                                                               20
                                     58,700,000


                                                               5
                                     74,700,000

                                                               21
                                     58,700,000


                                                               6
                                     74,700,000

                                                               22
                                     46,500,000


                                                               7
                                     72,000,000

                                                               23
                                     46,500,000


                                                               8
                                     72,000,000

                                                               24
                                     46,500,000


                                                               9
                                     72,000,000

                                                               25
                                     36,900,000


                                                               10
                                     68,000,000

                                                               26
                                     36,900,000


                                                               11
                                     68,000,000

                                                               27
                                     36,900,000


                                                               12
                                     68,000,000

                                                               28
                                     31,600,000


                                                               13
                                     63,500,000

                                                               29
                                     31,600,000


                                                               14
                                     63,500,000

                                                               30
                                     31,600,000


                                                               15
                                     63,500,000

                                                              31+
                                        0


                                                               16
                                     59,300,000








--------------------------------------------------------------------------------
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT SUISSE/FIRST BOSTON

                                                 ABFS MORTGAGE LOAN TRUST 2002-2
                               MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-2
                                                      $380,000,000 (APPROXIMATE)
--------------------------------------------------------------------------------

 CREDIT ENHANCEMENT
                           /X/  Excess Interest

 CREDIT ENHANCEMENT:       /X/  The initial overcollateralization amount will
                                equal zero and will build to 3.50% of the aggregate principal balance of the mortgage loans as of the Cut-off Date via the application of excess interest to pay principal to the Senior Certificates. The target overcollateralization level may stepdown to
                                7.00% of the then current aggregate principal collateral balance of the mortgage loans after the Stepdown Date. The overcollateralization will be subject to an OC Floor of 0.50% of the aggregate principal collateral balance of the mortgage loans.

                           /X/ Subordination of the Class M-1, Class M-2 and Class B Certificates for Senior Certificates, subordination of the Class M-2 and Class B Certificates for Class M-1 Certificates, and subordination of the Class B Certificates for Class M-2 Certificates.




                                                 TARGET CREDIT
 CREDIT ENHANCEMENT                               ENHANCEMENT
 PERCENTAGES:                   ------------------------------------------------
                                            TARGET CREDIT ENHANCEMENT
                                               AFTER STEPDOWN DATE
                                ------------------------------------------------

                                                             RATING
                                                             PERCENT
                                                             RATING
                                                             PERCENT


                                                            Aaa/AAA
                                    16.00%
                                                            Aaa/AAA
                                    32.00%


                                                             Aa2/AA
                                    10.50%
                                                             Aa2/AA
                                    21.00%


                                                              A2/A
                                     6.00%
                                                              A2/A
                                    12.00%


                                                            Baa2/BBB
                                     3.50%
                                                            Baa2/BBB
                                     7.00%




 SUBORDINATION INCREASE         The lesser of (i) the target
 AMOUNT:                        overcollateralization amount minus the actual
                                overcollateralization amount and (ii) excess interest that can be applied to repay the outstanding certificate principal balance.


STEPDOWN DATE:                  The earlier to occur of (i) the Distribution
                                Date on which the certificate principal balances of the Senior Certificates have been reduced to zero and (ii) the later to occur of (a) the Distribution Date in July 2005 and (b) the first
                                Distribution Date on which the Senior
                                Certificate principal balance (after taking into account distributions of principal on such Distribution Date) is less than or equal to 32.00% of the scheduled principal balances of the mortgage loans.

 DELINQUENCY TRIGGER            A Delinquency Trigger Event occurs if the
 EVENT:                         three-month rolling average of the mortgage
                                loans that are 60+ days delinquent exceeds [50]% of the Target Enhancement Percentage for the Senior Certificates. 60+ delinquent loans includes the sum of all loans that are (i) 60+ days delinquent, (ii) in foreclosure, (iii) in REO and (iv) in bankruptcy and are 60+ days delinquent.


CUMULATIVE LOSS TRIGGER         Is in effect with respect to any Distribution
 EVENT:                         Date if the percentage obtained by dividing (x)
                                the aggregate amount of Realized Losses incurred from the Cut-off Date through the last day of the related Due Period by (y) the scheduled stated principal balance of the mortgage loans as of the Cut-off Date exceeds the applicable percentages described below with respect to such Distribution Date.


                                            DISTRIBUTION DATE
                                             LOSS PERCENTAGE


                                July 2005 - June 2006

                                [2.25]% for the first month, plus an additional 1/12th of [1.75]%for each month thereafter.


                                July 2006 - June 2007

                                [4.00]% for the first month, plus an additional 1/12th of [1.50]%for each month thereafter.


                                July 2007 - June 2008

                                [5.50]% for the first month, plus an additional 1/12th of [1.00]%for each month thereafter.


                                July 2008 - June 2009

                                [6.50]% for the first month, plus an additional 1/12th of [0.25]%for each month thereafter.


                                July 2009 and thereafter

                                [6.75]%









--------------------------------------------------------------------------------
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT SUISSE/FIRST BOSTON

                                                 ABFS MORTGAGE LOAN TRUST 2002-2
                               MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-2
                                                      $380,000,000 (APPROXIMATE)
--------------------------------------------------------------------------------


INTEREST DISTRIBUTIONS

On each Distribution Date, the interest funds available for distribution are required to be distributed in the following order of priority until such amounts have been fully distributed:


/X/   first, to the Servicer, the Servicing Fee;

/X/   second, to the Trustee, the Trustee Fee;

/X/ third, to each class of the Senior Certificates, the class monthly interest amount and any Class Interest Carryover Shortfall for such class on that Distribution Date; provided, however, that if such interest funds are not sufficient to make a full distribution of the class monthly interest amount and Class Interest Carryover Shortfall with respect to the Senior Certificates, the interest funds will be distributed pro rata among each such class of the Senior Certificates based on the ratio of: the class monthly interest amount and Class Interest Carryover Shortfall for that class to the total amount of class monthly interest amount and any Class Interest Carryover Shortfall for the Senior Certificates;

/X/ fourth, to the Class M-1 Certificates, the Class Monthly Interest amount for that class and Distribution Date;

/X/ fifth, to the Class M-2 Certificates, the Class Monthly Interest amount for that class and Distribution Date;

/X/ sixth, to the Class B Certificates, the Class Monthly Interest amount for that class and Distribution Date; and

/X/   seventh, any remainder will be treated as Excess Interest.


PRINCIPAL DISTRIBUTIONS

On each Distribution Date, the Principal Distribution Amount for that Distribution Date is required to be distributed in the following order of priority until the Principal Distribution Amount has been fully distributed:


/X/ To the Senior Certificates (other than the Class A-IO Certificates), the Senior Principal Distribution Amount in the following order of priority: concurrently, approximately [45.1128]% to the Class A-7 until its principal balance has been reduced to zero, and approximately [54.8872]% to the Sequential Certificates in the following order of priority: the Class A-6 Distribution Amount to the Class A-6 Certificates, and then the balance of the Senior Principal Distribution Amount, sequentially, to the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-6 Certificates so that no distribution will be made to any class until the certificate principal balances of all the Senior Certificates with a lower numeral designation shall have been reduced to zero; provided that, on any Distribution Date on which the certificate principal balance of the Senior Certificates is equal to or greater than the scheduled principal balances of the mortgage loans, the Senior Principal Distribution Amount will be distributed pro rata and not sequentially to those Senior Certificates;

/X/   To the Class M-1 Certificates, the Class M-1 Principal Distribution
      Amount;

/X/   To the Class M-2 Certificates, the Class M-2 Principal Distribution
      Amount;

/X/   To the Class B Certificates, the Class B Principal Distribution Amount.

/X/   To the holder of the residual, the remaining amount.


EXCESS INTEREST

On each Distribution Date, interest funds not otherwise required to be distributed as described under the heading "Interest Distributions" will be treated as Excess Interest and will be required to be distributed in the following order of priority until fully distributed:


/X/ the Subordination Increase Amount in the order of priority set forth under "Principal Distributions";

/X/ to the Class M-1 Certificates, the Class Interest Carryover Shortfall for such class;

/X/ to the Class M-1 Certificates, the Class Principal Carryover Shortfall for such class; V to the Class M-2 Certificates, the Class Interest Carryover Shortfall for such class;

/X/ to the Class M-2 Certificates, the Class Principal Carryover Shortfall for such class;

/X/ to the Class B Certificates, the Class Interest Carryover Shortfall for such class;

/X/ to the Class B Certificates, the Class Principal Carryover Shortfall for such class;

/X/ to the Net WAC Cap Carryover Fund for subsequent distribution in accordance with the following priorities; sequentially (i) to the Class A-4, Class A-5, Class A-6 and Class A-7 Certificates, pro-rata in accordance with their respective Net WAC Cap Carryover and (ii) sequentially to the Class M-1, Class M-2 and Class B Certificates, in that order, the Net WAC Cap Carryover;

/X/ to the Trustee as reimbursement for all reimbursable expenses incurred in connection with its duties and obligations under the pooling and servicing agreement to the extent not paid;

/X/   to the Servicer to the extent of any, unreimbursed Servicing Advances;

/X/   to the holder of the residual interest, the remaining amount.






--------------------------------------------------------------------------------
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT SUISSE/FIRST BOSTON

                                                 ABFS MORTGAGE LOAN TRUST 2002-2
                               MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-2
                                                      $380,000,000 (APPROXIMATE)
--------------------------------------------------------------------------------

SENSITIVITY TABLES (TO CALL)

                               0% HEP            15% HEP           20% HEP            23% HEP           30% HEP          35% HEP
------------------------------------------------------------------------------------------------------------------------------------
   CLASS A-1 (TO CALL)
--------------------------
  WAL (yrs)                      9.06              1.21               0.99              0.90              0.75              0.69
  MDUR (yrs)                     7.41              1.17               0.96              0.87              0.73              0.67
  Principal Window           Jul02 - Feb19     Jul02 - Nov04     Jul02 - May04      Jul02 - Mar04     Jul02 - Oct03    Jul02 - Sep03


   CLASS A-2 (TO CALL)
--------------------------
  WAL (yrs)                      16.63             2.93               2.26              2.00              1.58              1.38
  MDUR (yrs)                     11.78             2.70               2.12              1.88              1.50              1.32
  Principal Window           Feb19 - Feb19     Nov04 - Dec05     May04 - Feb05      Mar04 - Nov04     Oct03 - Apr04    Sep03 - Feb04


   CLASS A-3 (TO CALL)
--------------------------
  WAL (yrs)                      16.90             4.69               3.48              3.00              2.25              1.94
  MDUR (yrs)                     11.36             4.10               3.13              2.73              2.09              1.81
  Principal Window           Feb19 - Jun21     Dec05 - Dec08     Feb05 - Mar07      Nov04 - Jun06     Apr04 - Mar05    Feb04 - Oct04


   CLASS A-4 (TO CALL)
--------------------------
  WAL (yrs)                      22.59             9.05               6.07              5.00              3.42              2.60
  MDUR (yrs)                     12.62             6.92               5.01              4.25              3.03              2.36
  Principal Window           Jun21 - Jul28     Dec08 - May14     Mar07 - Mar11      Jun06 - Nov08     Mar05 - Nov06    Oct04 - May05

   CLASS A-5 (TO CALL)
--------------------------
  WAL (yrs)                      26.74             12.79              9.76              8.27              5.66              4.31
  MDUR (yrs)                     12.44             8.48               7.04              6.22              4.59              3.64
  Principal Window           Jul28 - Apr29     May14 - May15     Mar11 - May12      Nov08 - Feb11     Nov06 - Jan09    May05 - Jan08

   CLASS A-6 (TO CALL)
--------------------------
  WAL (yrs)                      12.48             7.22               6.70              6.47              5.77              5.25
  MDUR (yrs)                     8.50              5.66               5.35              5.21              4.76              4.41
  Principal Window           Jul05 - Feb19     Jul05 - May15     Jul05 - May12      Jul05 - Feb11     Dec05 - Jan09    Apr06 - Jan08


   CLASS A-7 (TO CALL)
--------------------------
  WAL (yrs)                      14.91             4.58               3.53              3.10              2.38              2.00
  MDUR (yrs)                     9.58              3.71               2.98              2.67              2.11              1.80
  Principal Window           Jul02 - Apr29     Jul02 - May15     Jul02 - May12      Jul02 - Feb11     Jul02 - Jan09    Jul02 - Jan08


   CLASS M-1 (TO CALL)
--------------------------
  WAL (yrs)                      20.77             8.64               6.62              5.78              4.60              4.21
  MDUR (yrs)                     10.96             6.27               5.12              4.59              3.82              3.56
  Principal Window           Feb19 - Apr29     Oct06 - May15     Oct05 - May12      Jul05 - Feb11     Sep05 - Jan09    Nov05 - Jan08


   CLASS M-2 (TO CALL)
--------------------------
  WAL (yrs)                      20.77             8.64               6.62              5.78              4.55              4.08
  MDUR (yrs)                     10.59             6.15               5.04              4.53              3.74              3.42
  Principal Window           Feb19 - Apr29     Oct06 - May15     Oct05 - May12      Jul05 - Feb11     Aug05 - Jan09    Sep05 - Jan08


    CLASS B (TO CALL)
--------------------------
  WAL (yrs)                      20.77             8.64               6.62              5.78              4.52              4.02
  MDUR (yrs)                     10.42             6.10               5.01              4.50              3.70              3.36
  Principal Window           Feb19 - Apr29     Oct06 - May15     Oct05 - May12      Jul05 - Feb11     Jul05 - Jan09    Aug05 - Jan08









--------------------------------------------------------------------------------
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT SUISSE/FIRST BOSTON

                                                 ABFS MORTGAGE LOAN TRUST 2002-2
                               MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-2
                                                      $380,000,000 (APPROXIMATE)
--------------------------------------------------------------------------------


SENSITIVITY TABLES (TO MATURITY)

                             0% HEP            15% HEP           20% HEP           23% HEP           30% HEP            35% HEP
------------------------------------------------------------------------------------------------------------------------------------

 CLASS A-1 (TO MAT)
------------------------
WAL (yrs)                      9.06              1.21               0.99             0.90              0.75                0.69
MDUR (yrs)                     7.41              1.17               0.96             0.87              0.73                0.67
Principal Window           Jul02 - Feb19     Jul02 - Nov04     Jul02 - May04     Jul02 - Mar04     Jul02 - Oct03      Jul02 - Sep03


 CLASS A-2 (TO MAT)
------------------------
WAL (yrs)                      16.63             2.93               2.26             2.00              1.58                1.38
MDUR (yrs)                     11.78             2.70               2.12             1.88              1.50                1.32
Principal Window           Feb19 - Feb19     Nov04 - Dec05     May04 - Feb05     Mar04 - Nov04     Oct03 - Apr04      Sep03 - Feb04


 CLASS A-3 (TO MAT)
------------------------
WAL (yrs)                      16.90             4.69               3.48             3.00              2.25                1.94
MDUR (yrs)                     11.36             4.10               3.13             2.73              2.09                1.81
Principal Window           Feb19 - Jun21     Dec05 - Dec08     Feb05 - Mar07     Nov04 - Jun06     Apr04 - Mar05      Feb04 - Oct04


 CLASS A-4 (TO MAT)
------------------------
WAL (yrs)                      22.59             9.05               6.07             5.00              3.42                2.60
MDUR (yrs)                     12.62             6.92               5.01             4.25              3.03                2.36
Principal Window           Jun21 - Jul28     Dec08 - May14     Mar07 - Mar11     Jun06 - Nov08     Mar05 - Nov06      Oct04 - May05


 CLASS A-5 (TO MAT)
------------------------
WAL (yrs)                      28.17             15.44             12.45             10.74             7.03                4.71
MDUR (yrs)                     12.68             9.46               8.24             7.41              5.34                3.87
Principal Window           Jul28 - May32     May14 - Mar25     Mar11 - Oct20     Nov08 - Feb19     Nov06 - Oct16      May05 - Aug14

 CLASS A-6 (TO MAT)
------------------------
WAL (yrs)                      12.48             7.25               6.78             6.60              6.42                6.47
MDUR (yrs)                     8.50              5.67               5.39             5.28              5.17                5.20
Principal Window           Jul05 - Feb19     Jul05 - Feb19     Jul05 - Feb19     Jul05 - Feb19     Dec05 - Aug16      Apr06 - Jun14


 CLASS A-7 (TO MAT)
------------------------
WAL (yrs)                      15.04             4.82               3.79             3.34              2.56                2.16
MDUR (yrs)                     9.62              3.82               3.12             2.80              2.23                1.91
Principal Window           Jul02 - May32     Jul02 - Mar25     Jul02 - Oct20     Jul02 - Feb19     Jul02 - Oct16      Jul02 - Aug14


 CLASS M-1 (TO MAT)
------------------------
WAL (yrs)                      21.09             9.18               7.24             6.33              5.03                4.57
MDUR (yrs)                     11.01             6.48               5.40             4.87              4.07                3.78
Principal Window           Feb19 - Jan32     Oct06 - Jul20     Oct05 - Feb19     Jul05 - May17     Sep05 - Nov13      Nov05 - Feb12


 CLASS M-2 (TO MAT)
------------------------
WAL (yrs)                      21.08             9.16               7.15             6.25              4.91                4.39
MDUR (yrs)                     10.64             6.35               5.28             4.76              3.95                3.61
Principal Window           Feb19 - Oct31     Oct06 - Feb19     Oct05 - Nov17     Jul05 - Jan16     Aug05 - Oct12      Sep05 - Mar11


  CLASS B (TO MAT)
------------------------
WAL (yrs)                      21.01             9.07               6.98             6.10              4.77                4.22
MDUR (yrs)                     10.46             6.26               5.17             4.66              3.85                3.49
Principal Window           Feb19 - Apr31     Oct06 - Feb19     Oct05 - Oct15     Jul05 - Feb14     Jul05 - May11      Aug05 - Dec09


COLLATERAL DESCRIPTION

SUMMARY


------------------------------------- ------------------------------------------
 STATISTICAL CALCULATION DATE:               May 9, 2002
 TOTAL OUTSTANDING BALANCE:                  245,400,338.24
 NUMBER OF MORTGAGE LOANS:                   2,739
 AVERAGE REMAINING BALANCE:                  89,594.87 (Range:10,913.55 to
                                             775,000.00)
 WA COUPON RATE:                             11.440% (Range: 8.340% to 16.250%)
 ORIGINAL WEIGHTED AVERAGE TERM:             254.60
 REMAINING WEIGHTED AVERAGE TERM:            254.18
 LIEN POSITION (FIRST/SECOND):               85.95% / 14.05%
 WA ORIGINAL CLTV RATIO:                     76.43% (Range: 6.43% to 100.00%)
 WA DTI RATIO:                               41.39%
 WA FICO SCORE:                              574
--------------------------------------------------------------------------------
 DOCUMENTATION:                              87.57% Documentation
                                             8.55% No Documentation
                                             3.89% Lite Documentation
--------------------------------------------------------------------------------
 LOAN PURPOSE:                               41.97% Debt Consolidation
                                             32.40% Cashout Home Refinance
                                             9.40% Rate/Term Home Refinance
                                             5.35% Home Improvement
                                             3.59% Working Capital
                                             3.06% Home Purchase
                                             1.53% Business Expansion/Renovation
                                             2.70% Other
--------------------------------------------------------------------------------
 PROPERTY TYPE:                              70.84% Single Family Detached
                                             10.25% 2 - 4 Family
                                             3.75% Townhouse/Row/Semi-Detached
                                             3.58% Condominium
                                             3.49% Mixed Use
                                             2.84% Planned Unit Development
                                             2.70% Commercial Use
                                             2.40% Mobile Home
                                             0.07% Condo Development
                                             0.07% Greater Than 4 Family
--------------------------------------------------------------------------------
 OWNER OCCUPANCY:                            91.13% Owner Occupied
--------------------------------------------------------------------------------
 PREPAYMENT PENALTY:                         87.23% Yes
                                             12.77% No
--------------------------------------------------------------------------------
 GEOGRAPHIC DISTRIBUTION (ALL STATES >=      18.94% New York
 5.00%):                                     12.61% New Jersey
                                             8.82% Pennsylvania
                                             8.23% Florida
                                             6.90% Michigan
                                             6.84% Massachusetts
                                             5.53% Illinois
--------------------------------------------------------------------------------
 SECTION 32 LOANS:                           None.
--------------------------------------------------------------------------------






--------------------------------------------------------------------------------
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT SUISSE/FIRST BOSTON

                                                 ABFS MORTGAGE LOAN TRUST 2002-2
                               MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-2
                                                      $380,000,000 (APPROXIMATE)
--------------------------------------------------------------------------------

                                  DISTRIBUTION BY ORIGINAL PRINCIPAL BALANCES

                                                              Aggregate        % of Mortgage Loan Pool by
                                                               Unpaid            Aggregate Statistical
Range of Original Principal              Number of            Principal        Calculation Date Principal
  Balances ($)                          Mortgage Loans         Balance                  Balance
---------------------------------------------------------------------------------------------------------
  0.01 - 25,000.00                           227            $4,903,605.74                2.00%
  25,000.01 - 50,000.00                      744            28,178,642.42                11.48
  50,000.01 - 75,000.00                      573            35,809,446.04                14.59
  75,000.01 - 100,000.00                     329            28,929,740.09                11.79
  100,000.01 - 125,000.00                    265            29,674,427.97                12.09
  125,000.01 - 150,000.00                    170            23,293,901.87                 9.49
  150,000.01 - 175,000.00                    120            19,495,118.46                 7.94
  175,000.01 - 200,000.00                    100            18,616,450.98                 7.59
  200,000.01 - 225,000.00                     65            13,869,182.75                 5.65
  225,000.01 - 250,000.00                     55            13,180,521.80                 5.37
  250,000.01 - 275,000.00                     28             7,409,624.12                 3.02
  275,000.01 - 300,000.00                     23             6,728,362.70                 2.74
  300,000.01 - 400,000.00                     29             9,765,938.78                 3.98
  400,000.01 - 500,000.00                     6              2,653,822.22                 1.08
  500,000.01 - 600,000.00                     4              2,116,552.30                 0.86
  700,000.01 >=                               1                775,000.00                 0.32
---------------------------------------------------------------------------------------------------------
  TOTAL:                                    2,739         $245,400,338.24               100.00%

Average Original Principal Balance: $89,633.24


                                  DISTRIBUTION BY CURRENT PRINCIPAL BALANCES

                                                              Aggregate        % of Mortgage Loan Pool by
                                                               Unpaid            Aggregate Statistical
  Range of Current Principal              Number of           Principal        Calculation Date Principal
  Balances ($)                          Mortgage Loans         Balance                  Balance
---------------------------------------------------------------------------------------------------------
  0.01 - 25,000.00                           229            $4,953,279.46                2.02%
  25,000.01 - 50,000.00                      743            28,178,843.29                11.48
  50,000.01 - 75,000.00                      572            35,759,571.45                14.57
  75,000.01 - 100,000.00                     329            28,929,740.09                11.79
  100,000.01 - 125,000.00                    265            29,674,427.97                12.09
  125,000.01 - 150,000.00                    170            23,293,901.87                 9.49
  150,000.01 - 175,000.00                    120            19,495,118.46                 7.94
  175,000.01 - 200,000.00                    100            18,616,450.98                 7.59
  200,000.01 - 225,000.00                     65            13,869,182.75                 5.65
  225,000.01 - 250,000.00                     55            13,180,521.80                 5.37
  250,000.01 - 275,000.00                     28             7,409,624.12                 3.02
  275,000.01 - 300,000.00                     23             6,728,362.70                 2.74
  300,000.01 - 400,000.00                     29             9,765,938.78                 3.98
  400,000.01 - 500,000.00                     6              2,653,822.22                 1.08
  500,000.01 - 600,000.00                     4              2,116,552.30                 0.86
  700,000.01 >=                               1                775,000.00                 0.32
--------------------------------------------------------------------------------------------------------------
  TOTAL:                                    2,739                                       100.00%
                                                            $245,400,338.24


Weighted Average Current Principal Balance:  $89,594.87


--------------------------------------------------------------------------------
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT SUISSE/FIRST BOSTON

                                                 ABFS MORTGAGE LOAN TRUST 2002-2
                               MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-2
                                                      $380,000,000 (APPROXIMATE)
--------------------------------------------------------------------------------


                            DISTRIBUTION BY ORIGINAL COMBINED LOAN-TO-VALUE RATIOS


                                                              Aggregate        % of Mortgage Loan Pool by
                                                               Unpaid            Aggregate Statistical
  Range of Original Combined              Number of           Principal        Calculation Date Principal
  Loan-to-Value Ratios (%)              Mortgage Loans         Balance                  Balance
--------------------------------------------------------------------------------------------------------------
  <= 40.00                                   138            $7,793,579.61                3.18%
  40.01 - 50.00                              109             8,439,886.04                 3.44
  50.01 - 60.00                              165            14,257,812.02                 5.81
  60.01 - 70.00                              392            35,147,460.93                14.32
  70.01 - 80.00                              748            73,673,303.59                30.02

  80.01 - 90.00                             1,027          100,646,187.58                41.01
  90.01 - 100.00                             160             5,442,108.47                 2.22
--------------------------------------------------------------------------------------------------------------
  TOTAL:                                    2,739         $245,400,338.24               100.00%


Weighted Average Original Combined Loan-to-Value Ratio: 76.43%



                                GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES

                                                              Aggregate        % of Mortgage Loan Pool by
                                                               Unpaid            Aggregate Statistical
                                          Number of           Principal        Calculation Date Principal
  State                                 Mortgage Loans         Balance                  Balance
--------------------------------------------------------------------------------------------------------------
  New York                                   385           $46,482,624.53                18.94%
  New Jersey                                 288            30,944,728.74                12.61
  Pennsylvania                               287            21,643,803.40                 8.82
  Florida                                    258            20,207,536.75                 8.23
  Michigan                                   228            16,929,846.43                 6.90
  Massachusetts                              150            16,785,322.12                 6.84
  Illinois                                   146            13,086,003.73                 5.33
  Georgia                                    119            11,437,556.49                 4.66
  Ohio                                       164            10,308,873.10                 4.20
  North Carolina                              85             6,694,370.10                 2.73
  Connecticut                                 68             6,409,892.14                 2.61
  Rhode Island                                63             5,995,052.53                 2.44
  Indiana                                     78             5,345,179.54                 2.18
  Virginia                                    63             5,316,983.77                 2.17
  Maryland                                    47             4,097,510.14                 1.67
  Minnesota                                   42             3,966,813.20                 1.62
  Tennessee                                   50             3,871,015.61                 1.58
  South Carolina                              44             3,581,504.35                 1.46
  Kentucky                                    46             3,218,505.85                 1.31
  Iowa                                        23             1,744,668.27                 0.71
  Wisconsin                                   23             1,666,796.64                 0.68
  New Hampshire                               14             1,543,974.37                 0.63
  West Virginia                               23             1,195,912.19                 0.49
  Delaware                                    12             1,028,051.88                 0.42
  Kansas                                      18               985,021.08                 0.40
  Nebraska                                    6                373,221.24                 0.15
  Maine                                       6                295,739.27                 0.12
  Vermont                                     1                108,968.39                 0.04
  Colorado                                    1                 96,900.00                 0.04
  Mississippi                                 1                 37,962.39                 0.02
--------------------------------------------------------------------------------------------------------------
  TOTAL:                                    2,739         $245,400,338.24               100.00%



--------------------------------------------------------------------------------
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT SUISSE/FIRST BOSTON

                                                 ABFS MORTGAGE LOAN TRUST 2002-2
                               MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-2
                                                      $380,000,000 (APPROXIMATE)
--------------------------------------------------------------------------------

                                     DISTRIBUTION BY GROSS INTEREST RATES

                                                              Aggregate        % of Mortgage Loan Pool by
                                                               Unpaid            Aggregate Statistical
  Range of Gross Interest Rates           Number of           Principal        Calculation Date Principal
  (%)                                   Mortgage Loans         Balance                  Balance
--------------------------------------------------------------------------------------------------------------
  8.001 - 9.000                               48            $6,947,157.46                2.83%
  9.001 - 10.000                             538            65,344,604.74                26.63
  10.001 - 11.000                            618            61,595,063.40                25.10
  11.001 - 12.000                            504            43,992,075.09                17.93
  12.001 - 13.000                            442            27,704,086.96                11.29
  13.001 - 14.000                            336            15,897,308.98                 6.48
  14.001 - 15.000                             53             2,493,191.54                 1.02
  15.001 - 16.000                             25             4,197,238.80                 1.71
  16.001 - 17.000                            175            17,229,611.27                 7.02
--------------------------------------------------------------------------------------------------------------
  TOTAL:                                    2,739         $245,400,338.24               100.00%


Weighted Average Gross Interest Rate:  11.440%




                               DISTRIBUTION BY ORIGINAL TERM TO STATED MATURITY

                                                              Aggregate        % of Mortgage Loan Pool by
                                                               Unpaid            Aggregate Statistical
  Range of Original Term (in              Number of           Principal        Calculation Date Principal
  months)                               Mortgage Loans         Balance                  Balance
--------------------------------------------------------------------------------------------------------------
  1 - 60                                      22            $1,065,172.68                0.43%
  61 - 120                                   146             7,634,798.35                 3.11
  121 - 180                                 1,150           90,946,504.40                37.06
  181 - 240                                  670            55,629,487.77                22.67
  241 - 300                                   84             9,581,263.21                 3.90
  301 - 360                                  667            80,543,111.83                32.82
--------------------------------------------------------------------------------------------------------------
  TOTAL:                                    2,739         $245,400,338.24               100.00%



Weighted Average Original Term to Stated Maturity: 254.60


                               DISTRIBUTION BY REMAINING TERM TO STATED MATURITY

                                                              Aggregate        % of Mortgage Loan Pool by
                                                               Unpaid            Aggregate Statistical
  Range of Remaining Term (in             Number of           Principal        Calculation Date Principal
  months)                               Mortgage Loans         Balance                  Balance
--------------------------------------------------------------------------------------------------------------
  1 - 60                                      22            $1,065,172.68                0.43%
  61 - 120                                   146             7,634,798.35                 3.11
  121 - 180                                 1,150           90,946,504.40                37.06
  181 - 240                                  670            55,629,487.77                22.67
  241 - 300                                   84             9,581,263.21                 3.90
  301 - 360                                  667            80,543,111.83                32.82
--------------------------------------------------------------------------------------------------------------
  TOTAL:                                    2,739         $245,400,338.24               100.00%



Weighted Average Remaining Term to Stated Maturity: 254.18


--------------------------------------------------------------------------------
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT SUISSE/FIRST BOSTON

                                                 ABFS MORTGAGE LOAN TRUST 2002-2
                               MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-2
                                                      $380,000,000 (APPROXIMATE)
--------------------------------------------------------------------------------


                                       DISTRIBUTION BY ORIGINATION YEAR

                                                              Aggregate        % of Mortgage Loan Pool by
                                                               Unpaid            Aggregate Statistical
                                          Number of           Principal        Calculation Date Principal
  Origination Year                      Mortgage Loans         Balance                  Balance
--------------------------------------------------------------------------------------------------------------
  2001                                        12            $1,198,330.87                0.49%
  2002                                      2,727           244,202,007.37               99.51
--------------------------------------------------------------------------------------------------------------
  TOTAL:                                    2,739                                       100.00%
                                                            $245,400,338.24


                                          DISTRIBUTION BY LIEN STATUS

                                                              Aggregate        % of Mortgage Loan Pool by
                                                               Unpaid            Aggregate Statistical
                                          Number of           Principal        Calculation Date Principal
  Lien Status                           Mortgage Loans         Balance                  Balance
--------------------------------------------------------------------------------------------------------------
  1                                         2,043           $210,924,070.91              85.95%
  2                                           696             34,476,267.33              14.05
--------------------------------------------------------------------------------------------------------------
  TOTAL:                                    2,739           $245,400,338.24             100.00%


                                      DISTRIBUTION BY DOCUMENTATION TYPE

                                                              Aggregate        % of Mortgage Loan Pool by
                                                               Unpaid            Aggregate Statistical
                                          Number of           Principal        Calculation Date Principal
  Documentation                         Mortgage Loans         Balance                  Balance
--------------------------------------------------------------------------------------------------------------
  Full                                      2,479           $214,885,041.31              87.57%
  No Documentation                           177              20,978,099.55               8.55
  Lite                                        83               9,537,197.38               3.89
--------------------------------------------------------------------------------------------------------------
  TOTAL:                                    2,739           $245,400,338.24             100.00%


                                         DISTRIBUTION BY LOAN PURPOSE

                                                              Aggregate        % of Mortgage Loan Pool by
                                                               Unpaid            Aggregate Statistical
                                          Number of           Principal        Calculation Date Principal
  Loan Purpose                          Mortgage Loans         Balance                  Balance
--------------------------------------------------------------------------------------------------------------
  Debt Consolidation                        1,310         $102,989,354.34                41.97%
  Cashout Home Refinance                     783            79,504,782.15                32.40
  Rate/Term Home Refinance                   211            23,064,005.29                 9.40
  Home Improvement                           165            13,136,940.48                 5.35
  Working Capital                             94             8,802,083.16                 3.59
  Home Purchase                               78             7,513,519.04                 3.06
  Business Expansion/Renovation               31             3,753,299.48                 1.53
  Other                                       67             6,636,354.30                 2.70
--------------------------------------------------------------------------------------------------------------
  TOTAL:                                    2,739         $245,400,338.24               100.00%


--------------------------------------------------------------------------------
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.
The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT SUISSE/FIRST BOSTON



                                                 ABFS MORTGAGE LOAN TRUST 2002-2
                               MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-2
                                                      $380,000,000 (APPROXIMATE)
--------------------------------------------------------------------------------


                                         DISTRIBUTION BY PROPERTY TYPE

                                                              Aggregate        % of Mortgage Loan Pool by
                                                               Unpaid            Aggregate Statistical
                                          Number of           Principal        Calculation Date Principal
  Property Type                         Mortgage Loans         Balance                  Balance
--------------------------------------------------------------------------------------------------------------
  Single Family Detached                    2,017         $173,842,155.04                70.84%
  2 - 4 Family                               212            25,161,597.52                10.25
  Townhouse/Row/Semi-Detached                130             9,203,480.44                 3.75
  Condominium                                115             8,775,734.78                 3.58
  Mixed Use                                   59             8,572,739.96                 3.49
  Planned Unit Development                    77             6,970,997.13                 2.84
  Commercial Use                              40             6,635,077.22                 2.70
  Mobile Home                                 87             5,900,556.15                 2.40
  Condo Development                           1                170,000.00                 0.07
  Greater Than 4 Family                       1                168,000.00                 0.07
--------------------------------------------------------------------------------------------------------------
  TOTAL:                                    2,739         $245,400,338.24               100.00%



                                       DISTRIBUTION BY OCCUPANCY STATUS

                                                              Aggregate        % of Mortgage Loan Pool by
                                                               Unpaid            Aggregate Statistical
                                          Number of           Principal        Calculation Date Principal
  Occupancy Status                      Mortgage Loans         Balance                  Balance
--------------------------------------------------------------------------------------------------------------
  Primary, Owner Occupied                   2,521         $223,628,178.46                91.13%
  Business                                    75            11,270,405.03                 4.59
  Investment                                 124             8,457,800.07                 3.45
  Second/Vacation                             19             2,043,954.68                 0.83
--------------------------------------------------------------------------------------------------------------
  TOTAL:                                    2,739         $245,400,338.24               100.00%



                                       DISTRIBUTION BY AMORTIZATION TYPE

                                                              Aggregate        % of Mortgage Loan Pool by
                                                               Unpaid            Aggregate Statistical
                                          Number of           Principal        Calculation Date Principal
  Amortization Type                     Mortgage Loans         Balance                  Balance
--------------------------------------------------------------------------------------------------------------
  Balloon                                   1,180                                        42.19%
                                                            $103,527,555.55

  Fully Amortizing                          1,559            141,872,782.69               57.81
--------------------------------------------------------------------------------------------------------------
  TOTAL:                                    2,739           $245,400,338.24              100.00%



                                      DISTRIBUTION BY DELINQUENCY STATUS

                                                              Aggregate        % of Mortgage Loan Pool by
                                                               Unpaid            Aggregate Statistical
                                          Number of           Principal        Calculation Date Principal
  Number of Days Delinquent             Mortgage Loans         Balance                  Balance
--------------------------------------------------------------------------------------------------------------
  Current                                   2,739           $245,400,338.24             100.00%
--------------------------------------------------------------------------------------------------------------
  TOTAL:                                    2,739           $245,400,338.24             100.00%



                                      DISTRIBUTION BY PREPAYMENT PENALTY


                                                              Aggregate        % of Mortgage Loan Pool by
                                                               Unpaid            Aggregate Statistical
                                          Number of           Principal        Calculation Date Principal
  Prepayment Penalty                    Mortgage Loans         Balance                  Balance
--------------------------------------------------------------------------------------------------------------
  Penalty Applies                           2,321         $214,071,942.93                87.23%
  No Penalty                                 418            31,328,395.31                12.77
--------------------------------------------------------------------------------------------------------------
  TOTAL:                                    2,739         $245,400,338.24               100.00%



                                         DISTRIBUTION BY CREDIT SCORES

                                                              Aggregate        % of Mortgage Loan Pool by
                                                               Unpaid            Aggregate Statistical
                                          Number of           Principal        Calculation Date Principal
  Range of Credit Scores                Mortgage Loans         Balance                  Balance
--------------------------------------------------------------------------------------------------------------
  <= 400                                      29            $2,021,176.47                0.82%
  401 - 420                                   1                119,787.42                 0.05
  421 - 440                                   7                382,287.99                 0.16
  441 - 460                                   22             1,933,946.31                 0.79
  461 - 480                                   87             7,904,090.76                 3.22
  481 - 500                                  141            14,224,294.20                 5.80
  501 - 520                                  285            29,822,238.27                12.15
  521 - 540                                  297            29,511,119.66                12.03
  541 - 560                                  288            29,306,674.52                11.94
  561 - 580                                  298            25,347,391.68                10.33
  581 - 600                                  288            24,763,028.39                10.09
  601 - 620                                  272            23,917,874.36                 9.75
  621 - 640                                  266            20,225,643.91                 8.24
  641 - 660                                  179            12,432,361.39                 5.07
  661 - 680                                  128            11,011,186.17                 4.49
  681 - 700                                   72             5,645,103.64                 2.30
  701 - 720                                   31             2,300,119.57                 0.94
  721 - 740                                   21             2,326,910.85                 0.95
  741 - 760                                   14             1,214,761.00                 0.50
  761 - 780                                   5                242,435.93                 0.10
  781 - 800                                   6                632,738.34                 0.26
  801 - 820                                   1                 24,000.00                 0.01
  821 >=                                      1                 91,167.41                 0.04
--------------------------------------------------------------------------------------------------------------
  TOTAL:                                    2,739         $245,400,338.24               100.00%


Weighted Average Credit Score:  574


           DISTRIBUTION BY DEBT-TO-INCOME RATIOS AS OF THE DATE OF ORIGINATION OF THE MORTGAGE LOANS

                                                              Aggregate        % of Mortgage Loan Pool by
                                                               Unpaid            Aggregate Statistical
  Range of Debt-to-Income Ratios          Number of           Principal        Calculation Date Principal
  (%)                                   Mortgage Loans         Balance                  Balance
--------------------------------------------------------------------------------------------------------------
  0.001 - 5.000                               5               $344,572.60                 0.14%
  5.001 - 10.000                              14             1,591,932.19                 0.65
  10.001 - 15.000                             28             2,152,273.39                 0.88
  15.001 - 20.000                             77             5,895,249.17                 2.40
  20.001 - 25.000                            148             9,740,970.19                 3.97
  25.001 - 30.000                            192            14,196,673.46                 5.79
  30.001 - 35.000                            270            21,396,525.19                 8.72
  35.001 - 40.000                            343            29,021,250.03                11.83
  40.001 - 45.000                            655            62,471,987.50                25.46
  45.001 - 50.000                            674            62,182,041.53                25.34
  50.001 - 55.000                            300            32,343,351.35                13.18
  55.001 - 60.000                             29             3,385,636.64                 1.38
  60.001 >=                                   4                677,875.00                 0.28
--------------------------------------------------------------------------------------------------------------
  TOTAL:                                    2,739         $245,400,338.24               100.00%




Weighted Average Debt-to-Income Ratio:  41.39%



--------------------------------------------------------------------------------
The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT SUISSE/FIRST BOSTON